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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 27, 2000


              CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2000 , providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Certificates, Series 2000-C).


                                  CWMBS, INC.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                   333-72655                  95-4449516
----------------------------      ------------           -------------------
(State of Other Jurisdiction      (Commission            (I.R.S. Employer
      of Incorporation)           File Number)           Identification No.)



                    4500 Park Granada
                   Calabasas, California           91302
                   ---------------------        ----------
                   (Address of Principal        (Zip Code)
                    Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------

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Item 5.       Other Events.
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Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through
Certificates, Series 2000-C, Prudential Securities Inc. ("PSI"), as the one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "PSI Computational Materials") for distribution to its potential investors. Although the Company provided PSI with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the PSI Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The PSI Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated March 27, 2000.















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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 17, 1999 and the prospectus supplement dated March 27, 2000, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2000-C.

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Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1.  PSI Computational Materials filed on Form SE dated March 27, 2000.

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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWMBS, INC.




                                    By: / s / Celia Coulter
                                        -----------------------------------
                                        Celia Coulter
                                        Vice President



Dated: March 27, 2000

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                                 Exhibit Index
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Exhibit                                                                 Page
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99.1.    PSI Computational Materials filed on Form SE                      6
         dated March 27, 2000.

                                 EXHIBIT 99.1
                                 ------------

      PSI Computational Materials filed on Form SE dated March 27, 2000.